JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
Supplement dated December 12, 2011 to VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY
PROSPECTUSES dated May 2, 2011
This Supplement is intended to supplement prospectuses dated May 2, 2011 describing VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”).
Suspension of New Sales
We are suspending our offer of all Venture® Opportunity B Share Variable Annuity Contracts effective at the close of business on December 12, 2011 (the “Suspension Date”). This means that we will not issue a new Contract unless we receive the Purchase Payment and all required information in Good Order on or before the Suspension Date. If you are purchasing a new Contract through the exchange of an existing annuity (in whole or in part) or an existing insurance contract, or through a direct rollover or trustee-to-trustee transfer from a Qualified Plan, all required information must be received in Good Order on or before December 12, 2011, unless we approve otherwise.
You should retain this Supplement for future reference.
Supplement dated December 12, 2011
12/11                333-146698           333-146699